                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
         of the Securities Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
    (2))
[X] Definitive Information Statement

                               American IDC Corp.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT

                               American IDC Corp.
                            1904 11th Street, Suite 1
                             Santa Monica, CA 90404

                             Telephone: 310.445.2599
                            Facsimile: 310. 445.2525

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   May 8, 2002

Notice Of Written Consent in lieu of Annual Meeting to be effective May 30,
2002.

To Shareholders of American IDC Corp.:

American IDC Corp., a Florida corporation ("ACNI") notifies its shareholders of record that stockholders holding a majority of the voting power plan to take the following action by written consent in lieu of an annual meeting, to be effective May 30, 2002:

         1. To appoint Gordon F. Lee to serve as director for the ensuing year and until the next annual meeting of shareholders or until his successors are duly elected and qualified.

         2. To approve the creation of the 2001 Non-Qualified Stock Plan.

These actions will not be effective until a date which is at least twenty (20) days after ACNI files the Definitive Information Statement. You have the right to receive this notice if you were a shareholder of record at the close of business on the date of this notice (the "Record Date").

                                                      /s/ Gordon F. Lee
                                                      -----------------------
                                                          Gordon F. Lee
                                                          Secretary
Santa Monica, California
May 8, 2002

                                       2
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                              Information Statement

This information statement is being furnished to all holders of the common stock of American IDC Corp., a Florida corporation ("ACNI").

The Board of Directors has recommended and persons owning the majority of the voting power of ACNI have adopted resolutions to effect the above-listed actions.

ACNI will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail along with a copy of ACNI's report on Form 10-KSB for the year ended December 31, 2001.

Dissenter's Rights of Appraisal

The Florida Business Corporation Act does not provide for dissenter's rights of appraisal in connection with the above-listed actions.

                                 Proposal No. 1
                              ELECTION OF DIRECTORS

The nominees for director are listed below. Information about each nominee is contained in the section entitled "Directors and Executive Officers."

Name                                Director Since
--------------------------------------------------
Gordon F. Lee                       March 28, 2000

Stockholders holding a majority of the voting power of the Company have indicated that effective May 30, 2002 they will, by written consent, appoint the above referenced person to serve as Directors.

ACNI's Articles of Incorporation and Bylaws provide for a Board of Directors consisting of not less than one director, with the exact number within this range to be determined from time to time by resolution of the Board of Directors. The current number of directors is two. It is proposed to reserve one Director position for the future expansion of the company.

All directors stand for election annually. Officers are elected to a term of one year or less, serve at the pleasure of the Board of Directors, and are entitled only to such compensation as is fixed by the Board.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

(a) The following table furnishes the information concerning the Company's directors and officers as of December 31, 2001. The directors of the Company are elected every year and serve until their successors are elected and qualify.

Name              Age    Title                                          Term
----              ---    -----                                          ----

Gordon F. Lee     51     President, Secretary, Treasurer, Director      Annual

The following table sets forth the portion of their time the Officers and Directors devote to the Company:

Gordon Lee            10%

The term of office for each director is one (1) year, or until his/her successor is elected at the Company's annual meeting and is qualified. The term of office for each officer of the Company is at the pleasure of the board of directors.

The board of directors does not have a nominating committee. Therefore, the selection of persons or election to the board of directors was neither independently made nor negotiated at arm's length.

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

(b) Identification of Certain Significant Employees.

The directors and executive officers of the Company handle strategic matters and critical decisions.

(c) Family Relationships.

None

(d) Business Experience.

The following is a brief account of the business experience of each director and executive officer of the Company, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.

Gordon F. Lee has been the President and sole Director the Company since March 28, 2000.

From 1991 to March 1998, Mr. Lee served as the President of USA Video Corporation, one of the first companies to offer video on demand and high quality digitizing and compression services.

From March 1998 to March 1999, Mr. Lee served as the President of Glass Master Industries, a company working on the development of a bullet resistant glass coating technology, which was eventually sold off to other companies for commercial development

From March 1999 through the present, Mr. Lee has served as President of Bentley Communications Corp., an online-gaming company. From March 2000 to present, Mr. Lee continues to serve as Bentley's CEO and Chairman.

Mr. Lee has also served in the past five years on the Board of Directors of companies such as Laser Vision Inc. and Future Media Technologies.

(e) Directors' Compensation

Directors who are also officers of the registrant receive no cash compensation for services as a director.

EXECUTIVE COMPENSATION

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the registrant's officers and directors, and persons who own more than 10% of a registered class of the registrant's equity securities, to file reports of ownership and changes in ownership of equity securities of the registrant with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater-than 10% shareholders are required by the Securities and Exchange Commission regulation to furnish to registrant with copies of all
Section 16(a) documents they file.

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

Some of the officers and directors of the Company will not devote more than a portion of their time to the affairs of the Company. There will be occasions when the time requirements of the Company's business conflict with the demands of their other business and investment activities. Such conflicts may require that the Company attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to the Company.

EXECUTIVE COMPENSATION

(a)  Cash Compensation.

Compensation paid by the Company for all services provided up to December 31, 2001 to each of its executive officers

                                            SUMMARY COMPENSATION TABLE OF EXECUTIVES

                                           ANNUAL COMPENSATION                                  LONG TERM COMPENSATION
                      --------------------------------------------------------------    ----------------------------------------
    NAME AND                                                                                                     SECURITIES
    PRINCIPAL           YEAR          SALARY           BONUS ANNUAL                     RESTRICTED STOCK         UNDERLYING/
    POSITION             $               $             COMPENSATION         OTHER            AWARDS                OPTIONS
------------------    ---------    --------------    -----------------    ----------    ------------------    ------------------

Gordon Lee,             2001             0                  0                 0                 0                     0
President,
Treasurer,
Secretary, and
Director

(h)  The Company has made no Long-Term Compensation payouts (LTIP or other)


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

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Beneficial owners of five percent (5%) or greater of the Company's common stock: No preferred stock is outstanding at the date of this offering. The following sets forth information with respect to ownership by holders of more than five percent (5%) of the registrant's common stock known by the registrant based upon 5,200,000 shares outstanding at December 31, 2001.

                                                                    AMOUNT OF BENEFICIAL
 TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER                INTEREST                PERCENT OF CLASS
------------------    ---------------------------------------    ---------------------------    ----------------------
Common                Gordon F. Lee
                      1904 11th Street, Suite 1
                      Santa Monica, CA  90404                              4,477,000                     86 %

Common                Cede & Co.                                             521,000                     10 %
                      PO Box 222
                      Bowling Green Station, NY 10274


b) The following sets forth information with respect to the Company's common stock beneficially owned by each officer and director, and by all directors and officers as a group, at December 31, 2001.

                                                                    AMOUNT OF BENEFICIAL
 TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER                INTEREST                PERCENT OF CLASS
------------------    ---------------------------------------    ---------------------------    ----------------------

Common                Gordon F. Lee
                      1904 11th Street, Suite 1
                      Santa Monica, CA  90404                              4,477,000                     86 %
                                                                          -----------                  -------

Total as a group                                                           4,477,000                     86 %

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

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

                                 Proposal No. 2
                  TO APPROVE THE 2001 NON-QUALIFIED STOCK PLAN

On November 12, 2001, the Board of Directors adopted the 2001 Non-Qualified Stock Compensation Plan (the "Stock Plan") as a method for ACNI to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved one million five hundred thousand (1,500,000) shares of its $.001 par value common stock for issuance under the Stock Plan.

Stockholders holding a majority of the voting power of the Company have indicated that effective May 30, 2002 they will, by written consent, approve the creation of the Stock Plan.

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